                                                 American Skandia Advisor Funds, Inc.
                      Supplement dated July 1, 2002 to the Statement of Additional Information dated May 1, 2002

                                                    ASAF INVESCO Equity Income Fund

         In response to recent fund name regulations of the U.S. Securities and Exchange  Commission,  effective July 1, 2002, the ASAF
INVESCO  Equity Income Fund and the ASMT INVESCO  Equity Income  Portfolio  (the  "master"  portfolio in which the ASAF INVESCO  Equity
Income Fund invests all of its investable  assets) have been renamed the ASAF INVESCO  Capital Income Fund and the ASMT INVESCO Capital
Income  Portfolio,  respectively.  Accordingly,  all  references in the  Statement of Additional Information to the ASAF INVESCO Equity Income Fund and the ASMT
INVESCO  Equity Income  Portfolio are  respectively  replaced with the ASAF INVESCO  Capital  Income Fund and the ASMT INVESCO  Capital
Income Portfolio.

         In conjunction with these name changes,  the description of the investment  policies of the  Fund/Portfolio  under "Investment
Programs of the Funds - ASAF  INVESCO  Equity  Income Fund  -Investment  Policies"  on page 125 is revised by  deleting  the  following language:  "Effective July 31, 2002, the Fund will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80%
of the value of its  assets in equity  securities.  The 80%  investment  requirement  applies  at the time the  Portfolio  invests  its assets." Also on page 125,  under the heading  "Investment  Policies  Which May be Changed  Without  Shareholder  Approval",  the first non-fundamental policy is deleted.